Share-Based Compensation (Weighted Average Assumptions Used) (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected life (years)	6 years 2 months 12 days	6 years 2 months 12 days	6 years 1 month 6 days
Expected volatility	41.90%	40.00%	43.30%
Expected dividend yield	1.01%	1.04%	0.19%
Risk-free interest rate	2.11%	3.36%	3.75%
Weighted-average fair value per option	$ 19.91	$ 20.83	$ 16.73